EXHIBIT 99.2


                           MCCLAIN INTERNATIONAL, INC.

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED

                           DECEMBER 31, 1997 AND 1996

                           MCCLAIN INTERNATIONAL, INC.

                                    CONTENTS

INDEPENDENT AUDITOR'S REPORT

                                                         EXHIBIT

FINANCIAL STATEMENTS

    Balance Sheets                                           "A"

    Statements of Income                                     "B"

    Statements of Retained Earnings                          "C"

    Statements of Cash Flows                                 "D"

NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTAL DATA:

                                                         SCHEDULES

Schedules of Cost of Goods Sold                               "1"

Schedules of Manufacturing Overhead Expenses                  "2"

Schedules of General, Administrative, and Selling Expenses    "3"

Schedules of Other Income and (Expense)                       "4"

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
of McClain International, Inc.
4785 Roosevelt Highway
College Park, Georgia  30349

        We have audited the accompanying balance sheets of MCCLAIN INTERNATIONAL, INC. (AN S CORPORATION) as of December 31, 1997 and 1996, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MCCLAIN INTERNATIONAL, INC. as of December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

        Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules for the years ended December 31, 1997 and 1996 are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on them.

                                     Respectfully submitted,



                                     CERTIFIED PUBLIC ACCOUNTANTS

Atlanta, Georgia

February 13, 1998

                           MCCLAIN INTERNATIONAL, INC.

                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996



                                     ASSETS

                                                                       1997           1996
                                                                       ----           ----
CURRENT ASSETS:
      Cash                                                       $   2,790,489     $2,831,223
      Accounts Receivable - Trade                                    1,774,933      1,320,346
      Inventory                                                      1,070,406        841,816
      Current Portion of Note Receivable - Stockholder                     -0-          5,874
      Prepaid Expenses                                                  16,543         32,213
                                                                 -------------    -----------
          TOTAL CURRENT ASSETS                                       5,652,371      5,031,472

PROPERTY, PLANT AND EQUIPMENT:
      Automobiles                                                      159,885        155,302
      Machinery and Equipment                                        3,253,803      2,417,028
      Furniture and Fixtures                                           194,112        129,212
      Leasehold Improvements                                           374,564        366,049
                                                                 -------------    -----------
                                                                     3,982,364      3,067,591
      Less:  Accumulated Depreciation                                2,640,999      2,363,404
                                                                 -------------    -----------
           NET PROPERTY, PLANT AND EQUIPMENT                         1,341,365        704,187

OTHER ASSETS:
      Cash Surrender Value - Life Insurance,   Net of Policy Loans      93,265         83,382
      Note Receivable-Stockholder, Less Current Portion                    -0-         63,290
      Other Deposits                                                       -0-          2,925
                                                                 -------------    -----------
           TOTAL OTHER ASSETS                                           93,265        149,597
                                                                 -------------    -----------
               TOTAL ASSETS                                      $   7,087,001    $ 5,885,256
                                                                 =============    ===========

The accompanying notes are an integral part of this statement.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                       1997           1996
                                                                       ----           ----
CURRENT LIABILITIES:
      Accounts Payable - Trade                                   $      214,306    $     249,751
      Payroll and Sales Taxes Accrued and Withheld                      203,774           91,808
      Accrued Expenses                                                  433,065          584,240
                                                                 --------------    -------------
                TOTAL CURRENT LIABILITIES                               851,145          925,799
                                                                 --------------    -------------


STOCKHOLDERS' EQUITY:
      Common Stock - $1 Par Value;
           1,000,000 Authorized;
           110,916 Shares Issued and Outstanding                        110,916          110,916
      Additional Paid-In Capital                                        197,502          197,502
      Retained Earnings                                               5,927,438        4,651,039
                                                                 --------------    -------------
                TOTAL STOCKHOLDERS' EQUITY                            6,235,856        4,959,457
                                                                 --------------    -------------

                  TOTAL LIABILITIES
                   AND STOCKHOLDERS' EQUITY                         $ 7,087,001    $   5,885,256
                                                                 ==============    =============

                                   EXHIBIT "A"

                           MCCLAIN INTERNATIONAL, INC.

                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                        PERCENT                    PERCENT
                                                           OF                         OF
                                              1997        SALES         1996         SALES
                                              ----       -------        ----        -------
Sales                                     $11,080,652    % 100.0      $ 8,473,857   % 100.0
Less: Cost of Goods Sold                    5,061,370       45.7        3,889,373      45.9
                                          -----------    -------      -----------   -------

                GROSS PROFIT                6,019,282       54.3        4,584,484      54.1

General, Administrative and
      Selling Expenses                      2,246,531       20.3        2,068,803      24.4
                                          -----------    -------      -----------   -------

                INCOME FROM OPERATIONS      3,772,751       34.0        2,515,681      29.7

OTHER INCOME AND (EXPENSE)                    103,473        0.9           84,145       1.0
                                          -----------    -------      -----------   -------

           NET INCOME                    $  3,876,224    %  34.9      $ 2,599,826   %   30.7
                                         ============    =======      ===========   ========

The accompanying notes are an integral part of this statement.

                                                EXHIBIT "B"

                           MCCLAIN INTERNATIONAL, INC.

                         STATEMENTS OF RETAINED EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                        1997           1996
                                                        ----           ----

BALANCE AT BEGINNING OF YEAR                       $  4,651,039    $  2,536,621

      Add: Net Income                                 3,876,224       2,599,826
                                                   ------------    ------------
                                                      8,527,263       5,136,447

      Deduct: Dividends Paid                         (2,599,825)       (485,408)
                                                   ------------    ------------

BALANCE AT END OF YEAR                             $  5,927,438   $  4, 651,039
                                                   ============   =============


The accompanying notes are an integral part of this statement.

                                                EXHIBIT "C"


                                        MCCLAIN INTERNATIONAL, INC.

                                         STATEMENTS OF CASH FLOWS
                             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                1997             1996
                                                                                ----             ----
NET CASH FLOWS FROM OPERATIONS:

      Net Income                                                                $  3,876,224     $ 2,599,826

      Add (Deduct) Items Not Using (Providing)
           Cash:
                Depreciation                                                         293,012         184,388
                (Gain) Loss on Disposals of Property,  Plant and Equipment                            (6,190)
                Increase in Cash Value - Life Insurance                               (9,883)         (5,917)
      Changes in Operating Assets and Liabilities:
                Decrease (Increase) in Accounts Receivable - Trade                  (454,587)       (600,683)
                Decrease (Increase) in Inventory                                    (228,590)        (16,822)
                Decrease (Increase) in Note Receivable - Stockholder                  69,164           3,636
                Decrease (Increase) in Prepaid Expenses                               15,670         (17,139)
                Decrease (Increase) in Deposits                                        2,925          84,848
                Increase (Decrease) in Accounts Payable                              (35,445)        127,546
                Increase (Decrease) in Taxes Accrued and Withheld                    111,966          45,554
           Increase (Decrease) in Accrued Expenses                                  (151,175)        476,512
                                                                                ------------      ----------

                      NET CASH FLOWS PROVIDED BY
                            OPERATIONS                                             3,489,281       2,875,559
                                                                                ------------      ----------

CASH FLOWS FROM (USED BY) INVESTING ACTIVITIES:
           Purchases of Property, Plant & Equipment                                 (930,190)       (352,570)
           Proceeds from Equipment Sales                                                              13,528
                                                                                ------------      ----------

                      NET CASH FLOWS USED BY
                           INVESTING ACTIVITIES                                     (930,190)       (339,042)
                                                                                ------------      ----------

NET CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends Paid                                                                    (2,599,825)       (485,408)
                                                                                ------------      ----------

NET INCREASE (DECREASE) IN CASH                                                      (40,734)      2,051,109

CASH - BEGINNING OF YEAR                                                           2,831,223         780,114
                                                                                ------------       ---------

CASH - END OF YEAR                                                              $  2,790,489      $2,831,223
                                                                                ============      ==========

The accompanying notes are an integral part of this statement.

                                   EXHIBIT "D"

                           MCCLAIN INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A) NATURE OF BUSINESS - The Company's primary business is the manufacture and repair of airseals for jet engines. Its principal customers are airlines and companies that service the airline industry located throughout the world.

         b) INVENTORIES - Inventories are stated at lower of cost or market. The Company includes in inventory all direct material, labor, subcontract costs and an appropriate allocation of indirect overhead, applying full absorption cost accounting principles.

                Ending inventories consist of the following:

                                                 1997                 1996
                                             -----------           ----------

                      Finished Goods        $    230,927        $     119,316
                      Work-In Process            630,714              373,533
                      Raw Materials              208,765              348,967
                                            ------------        -------------
                                            $  1,070,406        $     841,816
                                            ============        =============

        c) PROPERTY AND EQUIPMENT - All property and equipment are stated at cost. Depreciation is provided using accelerated and straight-line methods over the estimated useful lives of the assets. A summary of useful lives and expense is as follows:

                                                      EST. LIVES                    DEPRECIATION EXPENSE
                         DESCRIPTION                   IN YEARS                    1997              1996
                         -----------                 -----------              ---------------    -------------

                         Autos                             5                  $       23,499      $     15,718
                         Furniture and
                           Fixtures                      5 - 8                        23,531            16,270
                         Machinery and
                           Equipment                     5 - 8                       235,930           143,244
                         Leasehold
                           Improvements                 15 - 40                       10,052             9,156
                                                                              --------------       -----------
                                                                              $      293,012       $   184,388
                                                                              ==============       ===========

         d) REVENUE AND EXPENSE RECOGNITION - Sales of merchandise and other income are recorded as products are shipped, or on the billing date, whichever occurs later.

                Salaries and other operating costs are charged to expenses as they are incurred.

                           MCCLAIN INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         e)     STATEMENT OF CASH FLOWS

                For purposes of this statement, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be "cash equivalents".

         f)     USE OF ESTIMATES

                Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, and the reported revenues and expenses.

NOTE 2  ACCRUED EXPENSES

        Accrued expenses consists of the following:

                                                                                1997                1996
                                                                          ---------------        ----------

                Pension and Profit Sharing                                $    209,723           $     149,530
                Bonuses                                                            -0-                 289,000
                Salaries and Other                                              20,573                  40,957
                Sales Representative Fees                                       10,562                   9,964
                Discounts and Rebates                                          147,017                  88,724
                Medical Claims Payable                                           5,380                   6,065
                Cost of Machinery                                               39,810                     -0-
                                                                          ------------           -------------
                                                                          $    433,065           $     584,240
                                                                          ============           =============

NOTE 3  DESCRIPTION OF LEASING ARRANGEMENTS

        The building and land for the manufacturing and office facilities are leased from a controlling stockholder of McClain International, Inc. on a noncancelable operating lease expiring September 30, 2000.

        Future commitments under this lease are as follows:

                                    1998                          170,580
                                    1999                          179,109
                                    2000                          139,307
                                                              -----------
                                                              $   488,996
                                                              ===========

        Total rent expense for the above lease was $162,457 for 1997 and $154,721 for 1996.

                          MCCLAIN INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

NOTE 4  PROFIT SHARING EXPENSE

        The Company maintains a profit sharing plan that covers substantially all employees. Contributions for the plan are computed at the discretion of the Board of Directors on wages of employees who are greater than twenty-one years of age and have at least one year of service with the Company. The plan disregards employee wages in excess of $150,000 for the contribution computation. Total contributions are limited to 15% of eligible wages. Total expense incurred by the Company is as follows:

                                                         1997            1996
                                                   -------------     ----------

                      Profit Sharing Expense       $     209,723     $  149,530
                                                   =============     ==========

NOTE 5  INCOME TAXES

        Effective for the year ended September 30, 1983, the stockholders elected to be taxed as a Subchapter "S" corporation pursuant to Section 1372 of the Internal Revenue Code. This election has been approved by the Internal Revenue Service. Under such an election, the Corporation is treated similar to a partnership for income tax purposes and income or loss is passed through to the stockholders and reported on their individual returns. Normally, this results in no income tax to be incurred at the corporate level.

NOTE 6  OFFICER'S LIFE INSURANCE

        The Company pays premiums for the following insurance policies:

                                                                                 CASH             OUTSTANDING
                                         POLICY                FACE            VALUE AT           POLICY LOANS
        INSURANCE COMPANY                NUMBER               VALUE             12/31/97           AT 12/31/97
        -----------------                -------              -----           ----------          ------------
        Confederation Life                5400901          $500,000           $     40,611       $      17,423
        Confederation Life                5401241          $500,000                 40,611              17,424
        Home Life                       J00059940          $500,000                 46,890                 -0-
                                                                              ------------       -------------
                                                                              $    128,112       $      34,847
                                                                              ============       =============

                           MCCLAIN INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

NOTE 6  OFFICER'S LIFE INSURANCE (CONTINUED)

                                                                                CASH               OUTSTANDING
                                         POLICY                FACE           VALUE AT            POLICY LOANS
        INSURANCE COMPANY                NUMBER               VALUE            12/31/96            AT 12/31/96
        -----------------                ------               -----           ---------           ------------

        Confederation Life                5400901           $500,000         $    30,779         $        8,720
        Confederation Life                5401241           $500,000              30,779                  8,720
        Home Life                       J00059940           $500,000              39,264                    -0-
                                                                             -----------         --------------
                                                                             $   100,822         $       17,440
                                                                             ===========         ==============

        For policy number 5400901, the Company is the beneficiary for the full face value of the policy. Policy number 5401241 and J00059940 are "split dollar" arrangements whereby the Corporation is the beneficiary only to the extent of cash surrender value at the time of death.

NOTE 7  ALLOWANCE FOR DOUBTFUL ACCOUNTS

        A computation based on prior year's bad debt write-offs shows that an allowance for doubtful accounts is not material to the financial statements. Accordingly, no allowance for doubtful accounts has been reflected in the financial statements.

NOTE 8  SELF-FUNDED HEALTH INSURANCE

        The Company provides its employees and their dependents with comprehensive health care coverage. A portion of that coverage is self-funded. Under the insurance policy with the plan's underwriter, the Company's self-funded liability is limited to $5,000 per covered person.

NOTE 9  CONCENTRATIONS OF CREDIT RISK

        The Company maintains its cash balances in one financial institution that maintains branches throughout the United States. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1997 and 1996, the Company's uninsured cash balances totaled $2,690,489 and $2,731,223, respectively.

        The Company is engaged primarily in the manufacture and sale of jet engine airseals. Its principal customers are major airlines and companies that service the airline industry, such customers being located world-wide. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers.

        The Company has three major customers who make up approximately 45 percent, 15 percent and 10 percent, respectively, of the Company's annual sales.

                           MCCLAIN INTERNATIONAL, INC.

                                SUPPLEMENTAL DATA


                                             MCCLAIN INTERNATIONAL, INC.
                                           SCHEDULES OF COST OF GOODS SOLD
                                   FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                                     (UNAUDITED)



                                                                         PERCENT                               PERCENT
                                                                             OF                                    OF
                                                        1997               SALES              1996              SALES
                                                  ----------------      ------------    ---------------        ------
Inventory - Beginning                             $     841,816          %      7.6     $     824,994          %   9.7
Material                                              1,375,565                12.4         1,158,381             13.7
Freight In                                               88,340                  .8            60,747               .7
Direct Labor                                          1,027,627                 9.3           696,942              8.2
Plant Supplies                                          849,946                 7.7           405,068              4.8
Subcontractors                                          481,090                 4.3           430,106              5.1
Manufacturing Overhead  Expenses                      1,467,392                13.2         1,154,951             13.6
                                                  -------------         ------------    -------------          -------
        COST OF GOODS AVAILABLE
          FOR SALE                                    6,131,776                55.3         4,871,189             55.8

Less, Inventory - Ending                              1,070,406                 9.7           841,816              9.9
                                                  -------------         ------------    -------------          -------

        COST OF GOODS SOLD                        $   5,061,370         %      45.7      $  3,889,373          %  45.9
                                                  =============         ===========      ============          =======


See Independent Auditor's Report.

                                                    SCHEDULE "1"


                           MCCLAIN INTERNATIONAL, INC.
                  SCHEDULES OF MANUFACTURING OVERHEAD EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                   (UNAUDITED)

                                                                        PERCENT                                PERCENT
                                                                             OF                                    OF
                                                        1997               SALES             1996                 SALES
                                                  ---------------       ----------      --------------         --------
Management and Officers Salaries                  $    397,171          %      3.6      $   373,133             %     4.4
Utilities                                               76,444                  .7           64,563                    .7
Telephone                                                2,867                  .0            2,930                    .0
Rent                                                   129,966                 1.2          123,777                   1.5
Office Expense                                           1,523                  .0            1,399                    .0
Delivery                                                 2,143                  .0            2,207                    .0
Repairs and Maintenance                                 98,254                  .9           91,321                   1.1
Taxes and Licenses                                      64,920                  .6           39,833                    .5
Payroll Taxes                                          128,767                 1.2           85,606                   1.0
Insurance                                              154,665                 1.4          107,696                   1.3
Linen, Laundry and Uniforms                             13,039                  .1            9,297                    .1
Miscellaneous                                              -0-                  .0            4,009                    .1
Profit Sharing Expense                                 145,005                 1.3           92,599                   1.1
Depreciation                                           252,628                 2.3          156,581                   1.8
                                                  ------------           ---------       ----------             ---------
                                                  $  1,467,392           %    13.2       $1,154,951             %    13.6
                                                  ============           =========       ==========             =========

See Independent Auditor's Report.


                                               SCHEDULE "2"

                           MCCLAIN INTERNATIONAL, INC.
                      SCHEDULES OF GENERAL, ADMINISTRATIVE
                              AND SELLING EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                   (UNAUDITED)


                                                                        PERCENT                                 PERCENT
                                                                            OF                                      OF
                                                        1997               SALES             1996                 SALES
                                                  ----------------      ----------      ---------------        --------
Officers Salaries                                 $     1,500,792          %    13.5       $ 1,415,000            %     16.7
Management Salaries                                       100,917                 .9            85,417                   1.0
Office Salaries                                            74,534                 .7            68,304                    .8
Utilities                                                  19,111                 .2            16,141                    .2
Telephone                                                  11,467                 .1            11,721                    .1
Rent                                                       32,491                 .3            30,944                    .4
Office Expenses                                            13,706                 .1            12,592                    .1
Dues and Subscriptions                                     26,847                 .2            24,097                    .3
Advertising                                                18,728                 .2             9,800                    .1
Travel and Entertainment                                   47,176                 .4            32,143                    .4
Auto Expense                                                2,143                 .0             2,207                    .0
Repairs and Maintenance                                    15,703                 .1            16,217                    .2
Taxes and Licenses                                         23,367                 .2            16,278                    .2
Payroll Taxes                                              33,849                 .3            32,742                    .4
Insurance                                                  35,875                 .3            24,967                    .3
Legal and Accounting                                       54,884                 .5            50,387                    .6
Technical Consultants                                      20,570                 .2            10,458                    .1
Miscellaneous Expense                                       2,101                 .0             6,332                    .1
Employee Relations                                          7,911                 .0             4,996                    .1
Contributions                                              34,630                 .3            33,000                    .4
Sales Commissions                                          24,126                 .2            42,183                    .5
Profit Sharing Expense                                     64,718                 .6            56,931                    .7
Depreciation                                               40,384                 .4            27,807                    .3
Research and Development                                   35,586                 .3            34,493                    .4
Bank Service Charges                                        4,915                 .0             3,646                    .0
                                                  ---------------          ---------       -----------           -----------
                                                  $     2,246,531          %    20.3      $  2,068,803            %     24.4
                                                  ===============          ==========      ===========            ==========


See Independent Auditor's Report

                                  SCHEDULE "3"

                           MCCLAIN INTERNATIONAL, INC.
                     SCHEDULES OF OTHER INCOME AND (EXPENSE)
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                   (UNAUDITED)

                                                                      PERCENT                     PERCENT
                                                                          OF                          OF
                                                        1997           SALES            1996       SALES
                                                    -----------    ------------      ----------   --------
Interest Earned                                   $     103,473    %         .9      $   77,955   %     .9
Gain on Disposals of Fixed Assets                           -0-                           6,190         .1
                                                  -------------    ------------      ----------   --------
                                                  $     103,473    %         .9      $   84,145   %    1.0
                                                  =============    ============      ==========   ========

See Independent Auditor's Report.

                                               SCHEDULE "4"